UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) MARCH 31, 2008

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., N.E., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events

On March 31, 2008, Crawford & Company (the “Company”) made available on the Company’s website at www.crawfordandcompany.com a presentation prepared for the Company’s employees that sets forth in broad terms the Company’s strategic plan. The Company believes this presentation is useful to investors in that it provides general insight to the Company’s strategic goals. A copy of the presentation is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Presentation – The Strength of Working Together

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Allen W. Nelson
Allen W. Nelson
Executive Vice President – General Counsel & Corporate Secretary

Dated: March 31, 2008

EXHIBIT INDEX

Number	Descriptions

99.1	Presentation – The Strength of Working Together